                                                             CONFORMED COPY


                            STOCKHOLDERS AGREEMENT



           STOCKHOLDERS AGREEMENT, dated as of September 12, 1996 (the "Agreement"), between the undersigned holders (the "Holders") of shares of the common stock, $.01 par value (the "Company Common Stock"), of Duracell International Inc., a Delaware corporation (the "Company"), and The Gillette Company, a Delaware corporation (the "Parent").

                                  RECITALS

           The Company, Parent and Alaska Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"; capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which Merger Sub would be merged (the "Merger") with and into the Company, and each outstanding share of Company Common Stock would be converted into the right to receive shares ("Parent Shares") of Parent Common Stock;

           As a condition of its entering into the Merger Agreement, Parent has requested each Holder to agree, and each Holder has agreed, to enter into this Agreement;

           Prior to the date hereof, Parent and the Holders had no agreement, arrangement or understanding (as defined in Section 203 of the Delaware General Corporation Law (the "DGCL")) for the purpose of acquiring, holding, voting or disposing of shares of Company Common Stock; and

           In consideration for the agreements contained herein, prior to the date hereof, and prior to the time at and date on which Parent became an "interested stockholder" for purposes of Section 203 of the DGCL, the board of the directors of the Company has approved the agreement of the Holders to vote as provided in Section 2 of this Agreement and not to transfer shares of Company Common Stock as provided in Section 5(b) of this Agreement.

                                  AGREEMENT

            NOW, THEREFORE, the parties hereto agree as follows:

           1. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder represents and warrants, severally and not jointly, to Parent as follows:

          (a) OWNERSHIP OF SECURITIES. Each Holder is the record and beneficial owner of the number of shares of Company Common Stock (the "Existing Securities") (together with any shares of Company Common Stock or other securities hereafter acquired by the Holder, the "Subject Securities") set forth on the signature page to this Agreement. Such Holder does not own any securities of the Company on the date hereof other than the Existing Securities. The Holder has sole voting power and sole power to issue instructions with respect to the voting of the Existing Securities, sole power of disposition, sole power of exercise or conversion and the sole power to demand appraisal rights, in each case with respect to all of the Existing Securities and, on the date of the Company Stockholders Meeting (as defined in the Merger Agreement), will have sole voting power and sole power to issue instructions with respect to the voting of all of such Holder's Subject Securities, sole power of disposition, sole power of exercise or conversion and the sole power to demand appraisal rights, in each case with respect to all of such Holder's Subject Securities.

           (b) POWER; BINDING AGREEMENT. Each Holder has full partnership power and authority to enter into and perform all of such Holder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Holder and constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

           (c) NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Holder and the consummation by such Holder of the transactions contemplated hereby and neither the execution and delivery of this Agreement by such Holder nor the consummation by such Holder of the transactions contemplated hereby nor compliance by such Holder with any of the provisions hereof shall conflict with or result in any breach of any applicable partnership or other organizational documents applicable to such Holder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Holder is a party or by which such Holder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Holder or any of such Holder's properties or assets.

           (d) NO LIENS. The Existing Securities are now and, at all times during the term hereof, the Subject Securities will be held by such Holder, or by a nominee or custodian for the benefit of such Holder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder.

           (e) TAX REPRESENTATIONS. Each Holder covenants that, at or immediately prior to the Effective Time, it will execute and deliver to each of Parent and the Company a letter in substantially the form of Exhibit A attached hereto. Each Holder acknowledges that the representations made in such letter may be relied upon by counsel in opining that the Merger constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

           2. AGREEMENT TO VOTE SHARES. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Holder, severally and not jointly, agrees that it shall vote all the Subject Securities that it beneficially owns on the record date of any such vote: (i) in favor of the Merger, the execution and delivery of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement and (ii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (3) (a) any change in the majority of the board of directors of the Company; (b) any material change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation; (c) any other material change in the Company's corporate structure or business; or (d) any other action; which, in the case of each of the matters referred to in clauses (a), (b), (c) or (d) above, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to Parent of the Merger or the transactions contemplated by the Merger Agreement or this Agreement.

           3.     IRREVOCABLE PROXY.  EACH STOCKHOLDER HEREBY, SEVERALLY AND
NOT JOINTLY, GRANTS TO, AND APPOINTS MERGER SUB AND THE PRESIDENT OF MERGER SUB AND THE TREASURER OF MERGER SUB, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF MERGER SUB, AND ANY OTHER DESIGNEE OF MERGER SUB, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO SUCH STOCKHOLDER'S SUBJECT SECURITIES IN ACCORDANCE WITH SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH
AN INTEREST AND SHALL BE IRREVOCABLE, AND EACH STOCKHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY
PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE SUBJECT SECURITIES.

           4.     REPRESENTATIONS AND WARRANTIES OF  PARENT.

           (a) POWER; BINDING AGREEMENT. Parent has full corporate power and authority to enter into and perform all of Parent's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

           (b) NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby and neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby nor compliance by Parent with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable, to Parent result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent is a party or by which Parent's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Parent or any of Parent's properties or assets.

           5. COVENANTS OF THE HOLDERS. Each Holder, severally and not jointly, hereby agrees and covenants that:

           (a) NO SOLICITATION. Such Holder shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Parent or any affiliate of Parent) with respect to the Company that constitutes or could reasonably be expected to lead to an Alternative Transaction. If any Holder receives any such inquiry or proposal, then it shall promptly inform Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Such Holder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

           (b) RESTRICTION ON TRANSFER, PROXIES AND NONINTERFERENCE. Such Holder shall not, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Holder's Subject Securities; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of such Holder's Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling such Holder from performing its obligations under this Agreement.

           6.     FIDUCIARY DUTIES.  Notwithstanding anything in this
Agreement to the contrary, the covenants and agreements set forth herein shall not prevent any of the Holders' designees serving on the Company's Board of Directors from taking any action, subject to applicable provisions of the Merger Agreement, while acting in such designee's capacity as a director of the Company.

           7. REGISTRATION RIGHTS. Simultaneously herewith, the parties will enter a Registration Rights Agreement in the form attached as Exhibit B hereto.

           8. ASSIGNMENT; BENEFITS. The rights (but not the obligations) of Parent hereunder may be assigned, in whole or in part, to Merger Sub or any other direct wholly-owned subsidiary of Parent, to the extent and for so long as it remains a direct wholly-owned subsidiary of Parent. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the Holder, Parent and their respective successors and permitted assigns.

           9. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

            If to each Holder:

            c/o KKR Associates
            9 West 57th Street
            New York, NY  10019
            Telecopier No.:  (212) 750-0003
            Telephone No.:  (212) 750-8300
            Attention:  Scott M. Stuart

            With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY  10017
            Telecopier No.:   (212) 455-2502
            Telephone No.:   (212) 455-2000
            Attention:  Charles I. Cogut, Esq.

            If to Parent or Merger Sub:

            THE GILLETTE COMPANY
            PRUDENTIAL TOWER BUILDING
            39TH FLOOR
            BOSTON, MA 02199
            TELECOPIER NO.:  (617) 421-7866
            TELEPHONE NO.:  (617) 421-7875
            ATTENTION:  DEPUTY GENERAL COUNSEL

            With a copy to:

            Ropes & Gray
            One International Place
            Boston, MA  02110
            Telecopier No.: (617) 951-7050
            Telephone No.: (617) 951-7000
            Attention:  David C. Chapin, Esq.

or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

           10. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.


           11. AMENDMENT. This Agreement may not be amended or modified, except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

           12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

           13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
           14. LIMITED LIABILITY OF PARTNERS. Notwithstanding any other provision of this Agreement, neither the general partner nor the limited partners, nor any future general or limited partner of any Holder, shall have any personal liability for performance of any obligation of such Holder under this Agreement.

           15. DEFINED TERMS. Terms used herein but not otherwise defined shall have the meanings set forth in the Merger Agreement.

           16. TERMINATION. This Agreement shall terminate upon the earlier of (i) the consummation of the Merger and (ii) the termination of the Merger Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 16 is referred to herein as the "Termination Date." Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; PROVIDED, HOWEVER, that nothing herein shall relieve any party from any liability for such party's wilful breach of this Agreement; and PROVIDED FURTHER that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.

           IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                         THE GILLETTE COMPANY



                                         By:/S/ KENNETH F. KAMES
                                            ------------------------------------
                                              Name:  Kenneth F. Kames
                                              Title: Vice President



                                         KKR PARTNERS II, L.P.

                                         By: KKR Associates, its general partner



                                         By:/S/ PAUL E. RAETHER
                                            ------------------------------------
                                               Name: Paul E. Raether
                                                General Partner

                                            Shares of Common Stock:  904,787



                                         DI ASSOCIATES, L.P.

                                         By: KKR Associates, its general partner



                                         By:/S/ PAUL E. RAETHER
                                            ------------------------------------
                                                Name: Paul E. Raether
                                                General Partner

                                         Shares of Common Stock:  40,195,213

                        EXHIBIT A TO STOCKHOLDERS AGREEMENT



                                          [Date]






THE GILLETTE COMPANY
PRUDENTIAL TOWER BUILDING
BOSTON, MA 02199

DURACELL INTERNATIONAL INC.
BERKSHIRE CORPORATE PARK
BETHEL, CT 06801

Ladies and Gentlemen:

      We are providing this letter to you pursuant to Section 1(e) of the Stockholders Agreement dated as of September 12, 1996 between us and Parent (the "Stockholders Agreement"). Capitalized terms used herein and not defined have the meanings assigned to them in the Stockholders Agreement.

      We hereby represent that, as of the Effective Time, we have no present plan to engage in any sale, exchange, transfer, pledge, disposition or short sale of Parent Shares received in the Merger (or any other transaction which would result in a reduction in the risk of ownership of Parent Shares received in the Merger) in a transaction related to or required by the Merger.

      Immediately prior to the Effective Time, we own, of record and beneficially, [insert number] shares of Company Common Stock (the "Company Shares"). The Company Shares were not acquired in contemplation of the Merger, have been held by us at all times since September 12, 1996, and are not subject to any transaction which would result in a reduction in the risk of ownership of such Company Shares.

      Each of Simpson Thacher & Bartlett, counsel to Company, and Ropes & Gray, counsel to Parent, may rely on these representations in rendering their opinions to Company and Parent to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and Company and Parent may rely on these representations in making any representation to each such counsel for the purpose of such counsel rendering its opinion.


                                    Very truly yours,

                                                      EXHIBIT B TO
                                                      STOCKHOLDERS AGREEMENT


                            REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT, dated as of September 12, 1996, is made and entered into by The Gillette Company, a Delaware corporation (the "Company"), DI Associates, L.P., a Delaware limited partnership, and KKR Partners II, L.P., a Delaware limited partnership (collectively, the "Partnerships").

         1. BACKGROUND. The Company has entered into an Agreement and Plan of Merger, dated as of September 12, 1996, by and among The Gillette Company, Alaska Acquisition Corp. and Duracell International Inc. (the "Merger Agreement"), which contemplates that each outstanding share of common stock of Duracell International Inc. (including such shares held by the Partnerships) will be converted into the right to receive the number of shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), specified in the Merger Agreement. This Agreement shall become effective upon the issuance of the Common Stock to be issued pursuant to the Merger Agreement.

         2. DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following respective meanings:

         EXCHANGE ACT - The Securities Exchange Act of 1934, as amended.

         HOLDER - Subject to Section 8(c) hereof, any party hereto (other than the Company) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

         PERSON - Any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

         REGISTRABLE SECURITIES - Any Common Stock issued pursuant to the Merger Agreement and any Common Stock or other securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, (iv) they shall have ceased to be outstanding, (v) when sold or otherwise transferred to, any Person who is not a Holder or (vi) the first date on which the aggregate market value of such Registrable Securities is less than $250,000,000.

         REGISTRATION EXPENSES - Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 5, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration, but excluding underwriting discounts and commissions, fees and expenses of counsel for the underwriters (except as otherwise set forth in clause (ii) above) and transfer taxes, if any.

         SECURITIES ACT - The Securities Act of 1933, as amended.

         SEC - The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         3. INCIDENTAL REGISTRATIONS.

         (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time after the date hereof until December 31, 2002 proposes to register its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all Holders of Registrable

Securities of its intention to do so and of such Holders' rights under this
Section 3. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; PROVIDED that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company (or any stockholder of the Company in the case of a demand registration by such stockholder) shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters selected by the Company (or by any stockholders other than the Holders entitled to select the underwriters) on the same terms and conditions as apply to the other sellers included in such registration, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

         (b) EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

         (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the successful marketing of such offering (including the price at which such securities can be sold), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell, (ii) second, up to 100% of the securities requested to be registered by any stockholder exercising a demand registration right and (iii) third, to the extent of the number of Registrable Securities (and shares of Common Stock held by other Persons with similar registration rights) requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities (and such shares of Common Stock) which the Holders (and such other Persons) have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders (and such other Persons) on the basis of the relative number of shares of Registrable Securities then held by each such Holder (or shares of Common Stock then held by such other Person) (provided that any shares thereby allocated to any such Holder (or such other Person) that exceed such Holder's (or such other Person's) request will be reallocated among the remaining requesting Holders (and such other Persons) in like manner).

         4. REGISTRATION ON REQUEST.

         (a) REQUEST BY HOLDERS. At any time, and from time to time, until December 31, 2000, upon the written request of any Holder or Holders requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities (constituting in the aggregate a number of shares having an aggregate market value of at least $325,000,000 or such lesser number of Registrable Securities then outstanding) and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its reasonable efforts to effect the registration under the Securities Act of:

         (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

         (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 4(a) (i) unless the aggregate requests by the Holder or Holders for such registration cover a number of shares having an aggregate market value of at least $325,000,000 (or such lesser number of Registrable Securities then outstanding), or (ii) within a period of 180 days after the effective date of any other registration statement relating to (A) any registration request under this Section 4(a) or (B) any registration effected under Section 3; PROVIDED, FURTHER, the

Company shall not be required to effect more than five (5) requested registrations pursuant to this Section 4.

         (b) EXPENSES. The Company will pay all Registration Expenses in connection with the registrations of Registrable Securities pursuant to this
Section 4 upon the written request of any of the Holders.

         (c) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 4 will not be deemed to have been effected unless it has become effective; PROVIDED, that if, within 60 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

         (d) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 4 involves an underwritten offering, the Holders of a majority of the Registrable Securities to be registered thereunder shall have the right to select the investment banker or bankers and managers to administer the offering; PROVIDED, HOWEVER, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

         (e) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company or other Persons which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the successful marketing of such offering (including the price at which such securities can be sold), the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, the Company may include in such registration the securities the Company (or any other stockholder) proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold without having the adverse effect referred to above.

         (f) ADDITIONAL RIGHTS. If the Company at any time grants to any other Holders of Common Stock any rights to request the Company to effect the registration under the Securities Act of any such shares of Common Stock on terms more favorable to such Holders than the terms set forth in this Section 4, the terms of this Section 4 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

         (g) COMPANY'S ABILITY TO POSTPONE. (i) If, upon receipt of a registration request pursuant to Section 4(a), the Company is advised in writing by a nationally recognized investment banking firm selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities of the Company by the Company (other than in connection with employee benefit and similar plans) or by or on behalf of any shareholder of the Company exercising a demand registration right (collectively, a "Company Offering") with respect to which the Company has commenced preparations for a registration or received notice of the exercise of such demand registration right prior to the receipt of a registration request pursuant to Section 4(a) and the Company furnishes the Holders with a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company to such effect (the "Transaction Delay Notice") promptly after such request, the Company shall not be required to effect a registration pursuant to
Section 4(a) until the earliest of (A) 30 days after the completion of such Company Offering, (B) promptly after the abandonment of such Company Offering or
(C) 120 days after the date of the Transaction Delay Notice; PROVIDED, HOWEVER, that in any event the Company shall not be required to effect any registration prior to the termination, waiver or reduction of any "blackout period" required by the underwriters to be applicable to the Holders or the Company, if any, in connection with any Company Offering.

         (ii) If upon receipt of a registration request pursuant to Section 4(a) or while a registration request pursuant to Section 4(a) is pending, the Company determines in its good faith judgment after consultation with its principal securities counsel or outside securities counsel that the filing of a registration statement would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the Company provides the Holders written notice (the "Information Delay Notice" and, together with the Transaction Delay Notice, the "Delay Notice") thereof promptly after the Company makes such determination, which shall be made promptly after the receipt of any request, the Company shall not be required to comply with its obligations under Section 4(a) until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after the Holders' receipt of such notice.

         (iii) Notwithstanding the foregoing provisions of this Section 4(h), the Company shall be entitled to serve only one Delay Notice (i) within any period of 180 consecutive days or (ii) with respect to any two consecutive registrations requested pursuant to Section 4(a).

         (iv)  At any time when a registration statement effected pursuant to
Section 4(a) hereunder relating to Registrable Securities is effective and a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of Section 5 hereunder, that the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, to the extent that the amendment or supplement to such prospectus necessary to correct such untrue statement of a material fact or omission to state a material fact would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the Company provides the Holders written notice thereof promptly after the Company makes such determination, the Holders shall suspend sales of Registrable Securities pursuant to such registration statement and the Company shall not be required to comply with its obligations under Section 5(vi) until the earlier of
(A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after the Holders' receipt of such written notice. If the Holders' disposition of Registrable Securities is discontinued pursuant to the foregoing sentence, unless the Company thereafter extends the effectiveness of the registration statement to permit dispositions of Registrable Securities by the Holders for an aggregate of 60 days, the registration statement shall not be counted for purposes of determining the number of registrations permitted under Section 4 hereof.

         5. REGISTRATION PROCEDURES. If and whenever the Company is required to use its reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

         (i) prepare and, in any event within 60 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 3 at any time prior to the effective date of the registration statement relating thereto;

         (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 60 days (or such shorter period during which the distribution of securities thereunder continues) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (so long as such intended methods of disposition are commercially reasonable); PROVIDED, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

         (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

         (iv) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

         (v) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         (vi) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 5, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (vii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

         (viii) use its reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

         (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (x) use its reasonable efforts to obtain a "cold comfort" letter or letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registerable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement);

         (xi) make available for inspection by representatives of the sellers of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such sellers or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this clause
    (xi) entering into customary confidentiality agreements in a form reasonably acceptable to the Company); and

         (xii) use its reasonable efforts (taking into account the interests of the Company) to make available the senior executive officers of the Company to participate in customary "road show" presentations that may be reasonably requested by the Holders and the managing underwriter in any underwritten offering; provided that the participation of such senior executive officers shall not interfere with the conduct of their duties to the Company.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 5, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this
Section 5, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this
Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this
Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this
Section 5.

         6. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such seller, any such director or officer or general or limited partner or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such seller furnished to the Company by such seller for use in the preparation thereof; and PROVIDED, FURTHER, that the Company will not be liable to any Indemnified Party (including any person controlling such Indemnified Party), who is obligated to deliver a prospectus in transactions in a security as to which a registration statement has been filed pursuant to the Securities Act, under the indemnity agreement in this Section 6(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Indemnified Party results from the fact that such Registrable Securities were sold to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

         (b) INDEMNIFICATION BY THE SELLERS. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, each prospective seller of Registrable Securities and any underwriter shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company and all other prospective sellers and any underwriter, as the case may be, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such seller or underwriter furnished to the Company by such seller or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which event such indemnified party and any other indemnified party to which such conflict of interest applies shall be reimbursed for the reasonable expenses incurred in connection with retaining one separate legal counsel for all such indemnified parties in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). No indemnifying party will, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement in respect of any such indemnifiable claim, unless any such judgment or settlement includes as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         (e) NON-EXCLUSIVITY.  The obligations of the parties under this
Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

         7. RULE 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 7, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

         8. MISCELLANEOUS.

         (a) HOLDBACK AGREEMENT. If any registration described in Section 3 or 4 hereof shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees (whether or not such Holder participates in such registration) not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or any other sale, pledge, assignment or other transfer or disposition of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 90 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration, and the Company hereby also so agrees.

         (b) AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8(b), whether or not such Registrable Securities shall have been marked to indicate such consent.

         (c) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company may only be assigned to, and shall also be for the benefit of and enforceable by, any subsequent Holder of any Registrable Securities, which is an affiliate of the Partnerships, subject to the provisions contained herein.

         (d) NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

         (i)  if to the Company, to:

              The Gillette Company
              Prudential Tower Building
              Boston, Massachusetts 02199

              Attention:  Len Spalding

              Telecopier:  (617) 421-7866
              Telephone:   (617) 421-7875

              With a copy to:

              David C. Chapin, Esq.
              Ropes & Gray
              One International Place
              Boston, Massachusetts 02110

              Telecopier No.: (617) 951-7050
              Telephone No.:  (617) 951-7371

         (ii) if to any of the partnerships, to:

              KKR Partners II, L.P. or
              DI Associates, L.P.,
              c/o Kohlberg Kravis Roberts & Co.
              9 West 57th Street
              Suite 4250
              New York, New York 10019
              Attention:  Scott Stuart

              Telecopier:  (212) 750-0003
              Telephone:   (212) 750-8300

              With a copy to:

              Charles I. Cogut, Esq.
              Simpson Thacher & Bartlett
              425 Lexington Avenue
              New York, New York  10017

              Telecopier No.:  (212) 455-2502
              Telephone No.:   (212) 455-2000

       (iii) if to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all the other above.

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, (3) when telexed, answer-back received or (4) when telecopied, receipt acknowledged.

         (e) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

         (f) SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         (h) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the courts of the State of Delaware in any action or proceeding arising out of or relating to this Agreement.

         (i) SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

         (j) OTHER AGREEMENTS. No provision of this Agreement will require the Company to take any action or omit to take any action that would be in violation of that certain letter agreement dated as of July 20, 1989 between the Company and Berkshire Hathaway Inc.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                       THE GILLETTE COMPANY


                                       By:
                                          ---------------------------------
                                          Title: Vice President


                                       KKR PARTNERS II, L.P.
                                       By:  KKR Associates,
                                            Its General Partner


                                       By:
                                          ---------------------------------
                                          Name: Scott M. Stuart
                                          Title:  General Partner


                                       DI ASSOCIATES, L.P.
                                       By:  KKR Associates
                                            Its General Partner


                                       By:
                                          ---------------------------------
                                          Name: Scott M. Stuart
                                          Title:  General Partner